UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2021

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, PA 19102 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 735-4422

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2021, Republic First Bancorp, Inc. issued a press release announcing its results of operations and financial condition at and for the period ended June 30, 2021. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

99.1          Press Release issued on July 23, 2021 regarding financial results for the period ended June 30, 2021.
104           Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: July 23, 2021	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on July 23, 2021 regarding financial results for the period ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).